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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 12, 2002

                             COMSHARE, INCORPORATED
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-4096                                           38-1804887
------------------------                   ------------------------------------
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                 555 BRIARWOOD CIRCLE, ANN ARBOR, MICHIGAN 48108
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (734) 994-4800
                            -------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 12, 2002, Comshare, Incorporated (the "Company"),upon the approval of its Audit Committee, dismissed Arthur Andersen LLP("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged Ernst and Young LLP ("E&Y") to serve as the Company's independent public accountants for the fiscal year ending June 30, 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended June 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the Company's fiscal years ended June 30, 2001 and 2000 and through June 12, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter in connection with AA's report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated June 12, 2002, stating its agreement with such statements.

During the fiscal years ended June 30, 2001 and 2000 and through June 12, 2002, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number         Description
--------       ------------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 12, 2002







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                                   SIGNATURES
                                   -----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMSHARE, INCORPORATED
                                            (Registrant)

Date:  June 13, 2002                         /s/ Brian Jarzynski
                                            -----------------------------------
                                            By:  Brian Jarzynski
                                            Title: Vice President,
                                                   Chief Financial Officer,
                                                   Treasurer and
                                                   Assistant Secretary




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                                  EXHIBIT INDEX
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Exhibit
Number                     Description
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16.1                       Letter from Arthur Andersen LLP to the
                           Securities and Exchange Commission
                           dated June 12, 2002